As filed with the Securities and Exchange Commission on January 24, 2000


                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant {x}

Filed by a Party other than the Registrant {_}

Check the appropriate box:
{_}  Preliminary Proxy Statement
{_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
{_}  Definitive Proxy Statement
{_}  Definitive Additional Materials
{x}  Soliciting Material Under Rule 14a-12

                             THE COASTAL CORPORATION
                    -----------------------------------------
                (Name of Registrant as Specified in Its Charter)


                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{x}  No fee required.

{_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transactions:

     (5)  Total fee paid:

{_}  Fee paid previously with preliminary materials.

{_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________

     (2)      Form, Schedule or Registration Statement No.: ____________________

     (3)      Filing Party: ____________________________________________________

     (4)      Date Filed: ______________________________________________________

          The press release and analysts' presentation described below may be deemed to be solicitation materials in respect of the proposed merger of El Paso Merger Company ("Merger Sub"), a wholly-owned subsidiary of El Paso Energy Corporation ("El Paso"), with and into The Coastal Corporation ("Coastal"), pursuant to an Agreement and Plan of Merger, dated as of January 17, 2000, by and among Coastal, El Paso and Merger Sub (the "Merger Agreement"). A joint press release announcing the execution of the Merger Agreement was issued on January 18, 2000 and is attached hereto as Exhibit 99.1. A presentation by analysts on January 19, 2000 that relates to the proposed merger is attached hereto as Exhibit 99.2. This filing is being made in connection with Regulation of Takeovers and Security Holder Communications (Release No. 33-7760, 34-42055) promulgated by the Securities and Exchange Commission ("SEC") which became effective today.

          INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHICH WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. AFTER IT IS FILED WITH THE SEC, THE PROXY STATEMENT/PROSPECTUS WILL BE AVAILABLE FOR FREE ON THE SEC'S WEB SITE (WWW.SEC.GOV), FROM COASTAL'S OFFICE OF THE CORPORATE SECRETARY AND FROM EL PASO'S OFFICE OF INVESTOR RELATIONS. IN ADDITION, THE IDENTITY OF THE PEOPLE WHO, UNDER SEC RULES, MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF COASTAL'S AND EL PASO'S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED MERGER, AND A DESCRIPTION OF THEIR INTERESTS, IS AVAILABLE IN SEC FILINGS UNDER SCHEDULE 14A MADE BY COASTAL AND EL PASO ON JANUARY 18, 2000.

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1 Press Release dated January 18, 2000 (incorporated by reference to Exhibit 99.1 of Form 8-K filed by El Paso Energy Corporation on January 18, 2000).

99.2 Analysts' Presentation relating to the proposed merger of El Paso Merger Company, a wholly-owned subsidiary of El Paso Energy Corporation, with and into The Coastal Corporation (incorporated by reference to Exhibit 99.1 of Form 8-K/A filed by El Paso Energy Corporation on January 20, 2000).